Exhibit 99.1

FOR IMMEDIATE RELEASE

Tower International Reports

Good Second Quarter and Favorable Outlook

LIVONIA, Mich., July 26, 2016 – Tower International, Inc. [NYSE: TOWR], a leading global manufacturer of engineered automotive structural metal components and assemblies, today announced second quarter 2016 results and updated its business outlook through 2017. (Unless otherwise noted, all information refers to Tower’s continuing operations in North America and Europe.)

•	Revenue for the second quarter was $505 million, up from $450 million in the second quarter of 2015, primarily reflecting organic new-business growth in North America.

•	Net loss from continuing and discontinued operations was $4.8 million or a loss of 23 cents per share, compared with net income of $18.6 million or 87 cents per share in the second quarter last year. As detailed below, this year’s second quarter included certain items that adversely impacted results by $22.2 million, mainly reflecting the non-cash impairment related to the accumulated foreign-currency translation adjustments in our discontinued Brazil operation. Excluding these items and comparable items in the second quarter of 2015, diluted adjusted earnings were 81 cents per share, compared with $1.10 a year ago. The decline mainly reflected the resumption this year of accrued U.S. income taxes.

•	Adjusted EBITDA for the quarter was $50.3 million, compared with $51.5 million a year ago. The decline was more than explained by the planned and anticipated up-front costs associated with the major new business.

•	The Company is re-affirming its outlook for full year earnings and free cash flow. The outlook for full year revenue is down slightly for vehicle and Company-specific reasons; to date, there has been no evidence experienced by the Company of a meaningful industry production downturn in North America or adverse fall-out in Europe from Brexit.

•	Tower believes it is entering a period of very favorable earnings comparisons and strong free cash flow. For example:
-	Second half 2016 adjusted EBITDA is projected to be up more than 20% from second half 2015;
-	Free cash flow in the second half of 2016 through 2017 is projected at $130 million; and
-	Depending on the pace of the Company’s previously announced stock buyback program, diluted adjusted earnings per share could exceed $4.00 in 2017.

“Following 24 consecutive quarters of meeting or beating the earnings consensus and a series of important and successful new-business launches, Tower is poised to deliver record results,” concluded President and CEO Mark Malcolm.

Tower to Host Conference Call Today at 10 a.m. EDT

Tower will discuss its second quarter 2016 results and other related matters in a conference call at 10 a.m. EDT today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com. To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #52641232. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted earnings per share”, and “free cash flow”. We define adjusted EBITDA as net income/(loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this press release. Adjusted earnings per share exclude certain income and expense items described in the reconciliation provided in this press release. Free cash flow is defined as cash provided by operating activities less cash disbursed for purchases of property, plant and equipment. We use adjusted EBITDA, adjusted earnings per share, and free cash flow as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance and in certain instances in measuring performance for compensation purposes. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding mark to market adjustments of financial instruments, potential gain or loss on our Discontinued Operations, potential restructuring expenses, and expenses related to our long-term incentive compensation programs in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. The magnitude of these items, however, may be significant.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected full year earnings, cash flow and revenues, second half 2016 Adjusted EBITDA and free cash flow, 2017 adjusted earnings per share and statements regarding the Company’s future business outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	risks associated with business divestitures; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

Revenues	$505,131	$449,528	$994,325	$898,991
Cost of sales	442,989	388,594	875,094	782,693
Gross profit	62,142	60,934	119,231	116,298
Selling, general, and administrative expenses	32,050	30,301	64,902	59,733
Amortization expense	116	-	232	-
Restructuring and asset impairment charges, net	840	5,266	1,586	6,200
Operating income	29,136	25,367	52,511	50,365
Interest expense	4,987	3,880	12,569	11,598
Interest income	40	3	68	10
Other expense	2,905	-	6,481	-
Income before provision for income taxes, equity in profit of joint venture, and loss from discontinued operations	21,284	21,490	33,529	38,777
Provision for income taxes	6,015	1,951	9,531	3,831
Income from continuing operations	15,269	19,539	23,998	34,946
Loss from discontinued operations, net of tax	(20,021)	(400)	(20,366)	(1,686)
Net income / (loss)	(4,752)	19,139	3,632	33,260
Less: Net income attributable to the noncontrolling interests	89	493	95	573
Net income / (loss) attributable to Tower International, Inc.	$(4,841)	$18,646	$3,537	$32,687

Weighted average basic shares outstanding	21,164,505	21,104,735	21,145,588	21,077,633
Weighted average diluted shares outstanding	21,489,161	21,403,354	21,469,818	21,382,041

Basic income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.72	$0.90	$1.13	$1.63
Loss per share from discontinued operations	(0.95)	(0.02)	(0.96)	(0.08)
Income / (loss) per share	(0.23)	0.88	0.17	1.55

Diluted income per share attributable to Tower International, Inc.:
Income per share from continuing operations	$0.71	$0.89	$1.11	$1.61
Loss per share from discontinued operations	(0.93)	(0.02)	(0.95)	(0.08)
Income / (loss) per share	(0.23)	0.87	0.16	1.53

Dividends declared per share	$0.10	-	$0.20	-

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data - unaudited)

	June 30,	December 31,
	2016	2015

ASSETS
Cash and cash equivalents	$51,777	$121,594
Accounts receivable, net of allowance of $887 and $1,277	256,684	223,735
Inventories	70,632	66,648
Assets held for sale	102,378	113,664
Prepaid tooling, notes receivable, and other	93,031	68,242
Total current assets	574,502	593,883

Property, plant, and equipment, net	461,488	427,887
Goodwill	59,944	59,340
Deferred tax asset	119,559	127,207
Other assets, net	7,545	7,180
Total assets	$1,223,038	$1,215,497

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$32,634	$29,492
Accounts payable	296,735	268,008
Accrued liabilities	103,009	100,529
Liabilities held for sale	49,100	44,157
Total current liabilities	481,478	442,186

Long-term debt, net of current maturities	382,823	409,116
Obligations under capital leases, net of current maturities	5,627	5,984
Deferred tax liability	6,600	6,167
Pension liability	61,157	65,621
Other non-current liabilities	74,512	79,704
Total non-current liabilities	530,719	566,592
Total liabilities	1,012,197	1,008,778

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Common stock	$221	$220
Additional paid in capital	338,923	337,864
Treasury stock	(16,688)	(16,067)
Accumulated deficit	(44,722)	(44,030)
Accumulated other comprehensive loss	(73,855)	(80,492)
Total Tower International, Inc.'s stockholders' equity	203,879	197,495
Noncontrolling interests in subsidiaries	6,962	9,224
Total stockholders' equity	210,841	206,719

Total liabilities and stockholders' equity	$1,223,038	$1,215,497

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015

OPERATING ACTIVITIES:
Net income / (loss)	$(4,752)	$19,139	$3,632	$33,260
Less: Loss from discontinued operations, net of tax	(20,021)	(400)	(20,366)	(1,686)
Income from continuing operations	15,269	19,539	23,998	34,946

Adjustments required to reconcile income from continuing operations to net cash provided by continuing operating activities:
Deferred income tax provision	$5,120	$(60)	$8,116	$107
Depreciation and amortization	18,207	17,873	35,483	35,846
Non-cash share-based compensation	505	343	1,034	1,302
Pension income, net of contributions	(2,320)	(2,478)	(4,467)	(6,228)
Change in working capital and other operating items	(24,650)	(21,297)	(41,769)	(54,056)
Net cash provided /(used) by continuing operating activities	$12,131	$13,920	$22,395	$11,917

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(35,230)	$(19,085)	$(60,926)	$(28,233)
Net cash used in continuing investing activities	$(35,230)	$(19,085)	$(60,926)	$(28,233)

FINANCING ACTIVITIES:
Proceeds from borrowings	$149,577	$34,534	$295,904	$63,372
Repayments of borrowings	(134,239)	(5,804)	(272,437)	(62,420)
Repayments on Term Loan Credit Facility	-	(25,000)	(50,000)	(25,000)
Proceeds from termination of cross currency swaps	-	-	-	32,377
Dividend payment to Tower shareholders	(2,118)	-	(4,229)	-
Proceeds from stock options exercised	25	34	25	148
Purchase of treasury stock	-	(19)	(621)	(6,549)
Net cash provided / (used) in continuing financing activities	$13,245	$3,745	$(31,358)	$1,928

Discontinued operations:
Net cash from discontinued operating activities	$227	$(1,497)	$3,074	$7,406
Net cash from discontinued investing activities	(1,489)	2,096	(1,907)	(2,802)
Net cash from discontinued financing activities	474	(1,592)	(2,635)	(2,995)
Net cash from discontinued operations	$(788)	$(993)	$(1,468)	$1,609

Effect of exchange rate changes on continuing cash and cash equivalents	$(399)	$702	$1,540	$(2,499)

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(11,041)	$(1,711)	$(69,817)	$(15,278)

CASH AND CASH EQUIVALENTS:
Beginning of period	$62,818	$119,117	$121,594	$132,684

End of period	$51,777	$117,406	$51,777	$117,406

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended June 30,
	2016		2015
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$175,044	$13,708	$170,331	$14,763
North America	330,087	36,550	279,197	36,749
Consolidated	$505,131	$50,258	$449,528	$51,512

	Six Months Ended June 30,
	2016		2015
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
Europe	$336,142	$25,202	$341,101	$28,164
North America	658,183	70,151	557,890	70,449
Consolidated	$994,325	$95,353	$898,991	$98,613

Adjusted EBITDA Reconciliation	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Adjusted EBITDA	$50,258	$51,512	$95,353	98,613
Restructuring and asset impairment charges, net	(840)	(5,266)	(1,586)	(6,200)
Depreciation and amortization	(18,207)	(17,878)	(35,483)	(35,846)
Acquisition costs and other	(154)	(117)	(178)	(203)
Long-term compensation expense	(1,921)	(2,884)	(5,595)	(5,999)
Interest expense, net	(4,947)	(3,877)	(12,501)	(11,588)
Other expense	(2,905)	-	(6,481)	-
Provision for income taxes	(6,015)	(1,951)	(9,531)	(3,831)
Loss from discontinued operations, net of tax	(20,021)	(400)	(20,366)	(1,686)
Net income attributable to noncontrolling interests	(89)	(493)	(95)	(573)
Net income / (loss) attributable to Tower International, Inc.	$(4,841)	$18,646	$3,537	$32,687

Adjusted Free Cash Flow Reconciliation	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net cash provided by continuing operating activities	$12,131	$13,920	$22,395	$11,917
Cash disbursed for purchases of PP&E	(35,230)	(19,085)	(60,926)	(28,233)
Free cash flow	(23,099)	(5,165)	(38,531)	(16,316)
Less: Cash received / (disbursed) for customer-owned tooling	(10,810)	(12,271)	(20,751)	(20,493)
Adjusted free cash flow	$(12,289)	$7,106	$(17,780)	$4,177

Net Debt Reconciliation	June 30,	December 31,
	2016	2015
Short-term debt and current maturities of capital lease obligations	$32,634	$29,492
Long-term debt, net of current maturities	390,057	418,078
Debt issue costs	(7,234)	(8,962)
Obligations under capital leases, net of current maturities	5,627	5,984
Total debt	421,084	444,592
Less: Cash and cash equivalents	(51,777)	(121,594)
Add: Cash attributable to discontinued operations	-	8,720
Net debt	$369,307	$331,718

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Three Months Ended		Three Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Income / (expense) items included in net income, net of tax:
Selling, general, and administrative expenses
One-time CEO compensation awards	$203	$(933)	$299	$(933)
Restructuring and asset impairment charges, net
Change in estimated future rent	-	(4,760)	-	(4,760)
Interest expense
Mark-to-market gain / (loss) on derivative financial instruments	(242)	1,630	(356)	1,630
Other expense
European divestiture expenses	(2,112)	-	(2,905)	-
Discontinued operations
Income / (loss) from discontinued operations	(20,021)	(400)	(20,021)	(400)
Noncontrolling interests
Net income attributable to noncontrolling interests*	(89)	(493)	(89)	(493)
Total items included in net income, net of tax	$(22,261)	$(4,956)

Net income / (loss) attributable to Tower International, Inc.	$(4,841)	$18,646

Memo: Average shares outstanding (in thousands)
Basic	21,165	21,105
Diluted	21,489	21,403

Income / (loss) per common share (GAAP)
Basic	$(0.23)	$0.88
Diluted	(0.23)	0.87

Diluted adjusted earnings per share (non-GAAP)	$0.81	$1.10

* Amounts attributable to noncontrolling interests of discontinued operations

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	After tax		Before tax
	Six Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015

Income / (expense) items included in net income, net of tax:
Selling, general, and administrative expenses
One-time CEO compensation awards	$(444)	$(1,866)	$(653)	$(1,866)
Restructuring and asset impairment charges, net
Change in estimated future rent	-	(4,760)	-	(4,760)
Interest expense
Mark-to-market gain / (loss) on derivative financial instruments	(1,892)	(274)	(2,782)	(274)
Acceleration of the amortization of debt issue costs and OID	(503)	(440)	(740)	(440)
Other expense
European divestiture expenses	(4,544)	-	(6,481)	-
Discontinued operations
Income / (loss) from discontinued operations	(20,366)	(1,686)	(20,366)	(1,686)
Noncontrolling interests
Net income attributable to noncontrolling interests*	(95)	(573)	(95)	(573)
Total items included in net income, net of tax	$(27,844)	$(9,599)

Net income / (loss) attributable to Tower International, Inc.	$3,537	$32,687

Memo: Average shares outstanding (in thousands)
Basic	21,146	21,078
Diluted	21,470	21,382

Income / (loss) per common share (GAAP)
Basic	$0.17	$1.55
Diluted	0.16	1.53

Diluted adjusted earnings per share (non-GAAP)	$1.46	$1.97

* Amounts attributable to noncontrolling interests of discontinued operations